                                                                    Exhibit 99.2

                          Taking High Growth Financial
                           Services to the Next Level




                                                     July 17, 2001

                                    Agenda

 .    Transaction Summary

 .    Transaction Economics

 .    Compelling Investment

 .    Appendix

                              Cautionary Statement

A number of statements (i) in our presentation, (ii) in our responses to your questions and (iii) in the accompanying slides are "forward-looking statements". These statements relate to, among other things, statements of the Corporation's future financial results, including future revenue and earnings growth, future capital ratios, risk profile, the expected gain resulting from the transaction, use of additional capital and dividends, as well as the Corporation's overall plans, strategies, goals, objectives, expectations, estimates and intentions, are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control). Actual results may differ materially from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, levels of deposits and loans transferred to Citizens Financial Group; changes in political and economic conditions; competitive product and pricing pressures within the Corporation's markets; equity and fixed-income market fluctuations; the effects of the adoption of new accounting standards; personal and corporate customers' bankruptcies; inflation; acquisitions and integration of acquired businesses; technological change; changes in law; changes in fiscal, monetary, regulatory, trade and tax policies and laws; monetary fluctuations; success in gaining regulatory approvals when required; success in the timely development of new products and services; interest rate fluctuations; consumer spending and saving habits; levels of third parties' funds under management; as well as other risks and uncertainties detailed from time to time in the filings of the Corporation with the Securities and Exchange Commission. Such forward-looking statements speak only as of July 17, 2001, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

                               Transaction Summary

                               Transaction Summary

 .    Sale of mid-Atlantic region consumer, small business and certain middle market operations to Citizens Financial Group

     -    Branch network in PA, NJ and DE

          .    Includes administration and operational infrastructure

 .    Private Banking business to be retained

     -    Complements existing wealth management business

                               Transaction Summary

 .    16% deposit premium

     -    After-tax gain of approximately $900 million

 .    $13.4 billion in deposits

     -    $6.1 billion in loans

          .    $2.3 billion of consumer loans

          .    $2.2 billion of small business loans

          .    $1.6 billion of middle market loans

 .    Expected 4th Qtr 2001 close

                               Strategic Rationale

 .    Transaction consistent with Mellon's emphasis on high growth, fee-based businesses

 .    Sharpens focus on core growth businesses

 .    Major step in strategic transformation of Mellon's business mix

     - Accelerate core revenue growth and improve EPS growth rate to 14% + goal

     -    Enhance quality of earnings / reduce risk profile

          .    85% fee revenue to total revenue

          .    67% trust fee to total revenue

                          Focus on Fee-Based Businesses
                           Fee Revenue / Total Revenue

                                     [GRAPH]

                              1995           52%
                              1996           58%
                              1997           64%
                              1998           67%
                              1999           70%
                              2000           70%
                              1st Qtr 2001   73%
                              2nd Qtr 2001   85%

                          Focus on Fee-Based Businesses
                           Trust Fees / Total Revenue

                                     [GRAPH]

                              1995           28%
                              1996           29%
                              1997           35%
                              1998           40%
                              1999           46%
                              2000           51%
                              1st Qtr 2001   52%
                              2nd Qtr 2001   67%*

* Pending acquisition of Standish Mellon expected to increase ratio by 1%

                            New Business Sectors

   ----------------                        -------------------------------
   Asset Management                        Processing & Corporate Services
   ----------------                        -------------------------------

 .  Wealth Management                       . Global Investment Services
   -----------------                         ----------------------------
   -    Private Asset Management             -  Global Securities Services
   -    Private Banking                      -  Benefits Consulting / Admin.
                                             -  Shareholder Services


 .  Global Investment Management            . Global Cash Management
   --------------------------                --------------------------
   -    Mutual Funds
   -    Institutional Asset Management     . Relationship Lending
   -    Brokerage Services                   --------------------

                      Broad, High-Performing Product Range

Top 10 Market Positions
-----------------------

 . Investment management

 . Private asset management

 . Mutual funds

 . Global custody

 . Shareholder services / proxy solicitor

 . Benefits consulting / administration

 . Cash management

                           Focus on Growth Businesses

                                 Pro Forma 2000


            Revenues                                   Net Income

            [GRAPH]                                      [GRAPH]

      Processing &                                Processing &
      Corporate Services 53%                      Corporate Services 47%
      Asset Management   47%                      Asset Management   53%

                       Improved Revenue Growth Dynamics

                       Historical Revenue Growth of 14%,
                       Excluding Divested Business Lines

                                        Full Year 2000          1998 - 2000
                                     --------------------   --------------------
                                     Revenue Contribution       Revenue CAGR
                                     --------------------   --------------------
Core Sectors                         Actual     Pro Forma   Actual     Pro Forma
--------------------------------------------------------------------------------
Asset Management                      37%          47%       20%            20%
Processing & Corporate Services       43           53        10             10
Divested Businesses*                  20            -         2              -
--------------------------------------------------------------------------------
Total Core Sectors                   100%         100%       11%            14%
--------------------------------------------------------------------------------

* Divested businesses: mid-Atlantic region consumer, small business, middle market banking, Mellon Leasing / Business Credit and jumbo mortgages

                          Improved Earnings Growth Rate

                      Historical Net Income Growth of 19%,
                        Excluding Divested Business Lines

                                      Full Year 2000            1998 - 2000
                                  -----------------------   --------------------
                                  Net Income Contribution      Net Income CAGR
                                  -----------------------   --------------------
Core Sectors                         Actual     Pro Forma   Actual     Pro Forma
--------------------------------------------------------------------------------
Asset Management                      40%          53%       23%          23%
Processing & Corporate Services       37           47        15           15
Divested Businesses*                  23            -         4            -
--------------------------------------------------------------------------------
Total Core Sectors                   100%         100%       14%          19%
--------------------------------------------------------------------------------

* Divested businesses: mid-Atlantic region consumer, small business, middle market banking, Mellon Leasing/Business Credit and jumbo mortgages

                             Stated Financial Goals
              Setting the Standard for Growth in Financial Services

                                                   14% + EPS
                                                     Growth
                                                      Goal

                                                                 22% + ROE
                                                                   Goal

               .    Disciplined Capital Management

          .    Significant Excess Capital Generation

     .    High Quality / Low Risk Revenues and Profits

 .    Focus on High Growth, Fee-Based Businesses

                              Transaction Economics

                          Mellon Financial Corporation
                             Discontinued Businesses


 .    Mellon's emphasis on high growth, fee-based businesses has resulted in

     -    Divesting non-core, capital intensive businesses

     -    Discontinuing low growth, low return businesses

 .    Mellon's current discontinued businesses are:

     -    Mellon Leasing                -    Middle Market Lending
     -    Mellon Business Credit        -    Jumbo Mortgages
     -    Retail Consumer Banking       -    Consumer Lending

                          Mellon Financial Corporation
                         Continuing Business Operations

 .    Net income shown using continuing operations accounting as follows:

     Income / (loss) from continuing operations

     Income / (loss) from discontinued operations
     ============================================

     Net income

                         Pro Forma Continuing Operations

                                                         June 2001  Pro Forma
($ millions)                                  June 2001     YTD     Continuing
                                                 YTD     Annualized    EPS*
                                              ---------  ---------- ----------
Operating Net Income (Old GAAP)               $   511    $ 1,022    $  2.13
Add: Goodwill Amortization                         52        104        .22
                                              -------    -------    -------
Operating Net Income (New GAAP)                   563      1,126       2.35
Mid-Atlantic Consumer/Small Business/
Middle Market/Jumbo Mortgages                    (113)      (226)      (.47)
Mellon Leasing/Business Credit                      7          7        .01
Consumer Loan Securitizations                     (29)       (29)      (.06)
                                              -------    -------    -------
Income from Continuing Operations                 428        878       1.83
Invest $900 MM Gain @ 4% After-tax                 --         36        .07
                                              -------    -------    -------
Pro forma - New GAAP                          $   428    $   914    $  1.90

*    Reflects full year effect of shares repurchased in 1st 6 months of 2001

                             Pro Forma Balance Sheet

                                                                         Regional
($ billions)                                                             Consumer /       Other
                                              As of*        As of*       Small Bus. /     Discont.
                                              3/31/01       6/30/01      Middle Mkt.      Operations     Pro Forma
                                              --------------------------------------------------------------------
Money Market / Securities                     $  13.4     $  13.7         ($5.8)           $  3.7         $  11.6
Loans (Net)                                      25.0        19.4          (6.1)             (3.5)            9.8
Goodwill / Intangibles                            2.0         1.7          (0.2)                -             1.5
Deposits                                         31.7        31.0         (13.4)                -            17.6
Shareholders' Equity                              3.9         3.4           0.9 [Gain]          -             4.3
Shareholders' Equity / Assets                     8.4%                                                       14.0%
Tangible Equity / Assets                          5.1                                                        10.5

*    Before continuing operations accounting

                            Strong Liquidity Improved

                                                                   Pro Forma
                                           December     December      Post
                                             1997         2000     Divestiture
                                           --------     --------   -----------
Liquid Assets /
   Purchased Funds                            92%         270%         324%

Purchased Funds /
   Total Assets                               15            9           11

Loans /
   Core Deposits                             104           80           68

                             Improved Asset Quality

                                             Total               Continuing
                                          Corporation            Operations
                                       -------------------   ------------------
                                                             3/31/01    6/30/01
                                       3/31/01    6/30/01     Pro         Pro
                                        Actual    Actual     Forma       Forma
                                       ------    --------   --------   --------
Total Loans ($B)                       $ 25.4     $ 19.7     $ 10.9     $ 10.0
Loan Loss Reserve ($MM)                   391        327        257        237
  % of Total Loans                       1.54%      1.65%      2.35%      2.38%
Non Performing Assets ($MM)              $310       $194       $192       $128
  % Total Loans and
    Acquired Assets                      1.22%       .98%      1.76%      1.28%

4th Qtr 2001 Planned Dividend Realignment

 .    Mellon's strategy has resulted in a high-growth, fee-based business mix

 .    Growth businesses continue to require increasing levels of strategic investment spending

 .    Mellon to realign dividend to match growth profile
     -    Current annual dividend - $.96 / share
     -    Post divestiture annual dividend - $.48 / share

 .    Mellon to generate approximately $750 million of excess capital annually post divestiture

                          Planned Dividend Realignment

 .    Common dividend payout ratio and yield expected to be comparable to growth financial services companies

                                             2001 Estimates
                          Mellon        Northern        State        Bank of
New GAAP                Pro Forma(1)    Trust(2)       Street(2)    New York(2)
--------                --------------------------------------------------------
Dividend Payout Ratio      25%           26%              20%          32%

Dividend Yield            1.0           1.0              0.8          1.5

     (1) Mellon Pro Forma assumes annual dividend of $.48/share and pro forma EPS of $1.90. Dividend yield calculated using closing share price as of 7/13/01 ($44.58).

     (2)  Competitor estimates calculated from 1st Qtr 2001 company reports.

                              Capital Redeployment
               Continue Disciplined Reinvestment of Excess Capital


Organic Growth           .    Invest for continued strong organic fee growth

Strategic Acquisitions   .    Disciplined fee-based acquisitions
                              -    Successful track record in fee based
                                   acquisitions
                              -    Continuing focus on:
                                   .    Asset managers
                                   .    Processing businesses

Share Repurchases        .    Since 1/1/99 repurchased 71.4 million shares
                              -    $2.7 billion in equity @ $38.08 average
                                   share price
                              -    10% net reduction in shares outstanding

                         .    20% net share reduction since 1994

                         Interim Uses of Excess Capital

                                                  Accretion*
                                  ------------------------------------------
                                    Investment
                                   Securities         Share Repurchases
                                  4% After-Tax     @$45      @$40       @$35
                                  ------------     ----      ----       ----
$900 million gain                      3.8%        4.4%      4.9%       5.5%

Additional accretion from
repurchase of $775 million of
capital in excess of 5%
Tangible Common Equity Ratio             -           -       0.5%       1.6%

*    Illustrates accretion in excess of $1.83 per share derived on Page 19

                              Acquisition Strategy

 .    Acquisitions consistent with revenue growth strategy

 .    Acquisition criteria

     -    18% after-tax IRR hurdle
     -    Neutral to cash EPS in Year 1

 .    Estimated tangible capital in excess of 5% tangible equity goal currently
     $1.7 billion including $900 million gain

     -    Base case assumes 4% after-tax return
     - Each additional 1% after-tax return on $1.7 billion equals 2% EPS accretion

                             Compelling Investment

                  Focused Fee-Based Financial Services Provider
                  Revenue By Business Segment - Full Year 2000


               Mellon Pro Forma                   Northern Trust

                    [GRAPH]                            [GRAPH]

             Processing & Corporate              Personal Financial
                 Services 53%                       Services 51%

              Asset Management 47%            Corporate & Institutional
                                                     Services 48%

                                                       Other 1%

                  State Street                    Bank of New York

                    [GRAPH]                            [GRAPH]

            Investment Services 79%             Servicing & Fiduciary
                                                    Businesses 63%
           Investment Management 21%
                                                 Corporate Banking 17%

                                                   Retail Banking 12%

                                                  Financial Markets 8%

                  Focused Fee-Based Financial Services Provider
               Pre-Tax Income By Business Segment - Full Year 2000

               Mellon Pro Forma                   Northern Trust

                    [GRAPH]                            [GRAPH]

             Processing & Corporate              Personal Financial
                 Services 47%                       Services 52%

              Asset Management 53%            Corporate & Institutional
                                                     Services 48%


                  State Street                    Bank of New York

                    [GRAPH]                            [GRAPH]

            Investment Services 81%              Servicing & Fiduciary
                                                    Businesses 57%
           Investment Management 19%
                                                 Corporate Banking 19%

                                                   Retail Banking 12%

                                                  Financial Markets 12%

                              Compelling Investment

                                                       1st Qtr 2001
                                    Mellon     --------------------------------
                                  Continuing    Northern   State       Bank of
                                  Operations      Trust    Street      New York
                                  ----------   ----------  ------      --------
Historical Revenue Growth(1)           14%         17%        14%          8%
Long Term EPS Growth(2)                14+         13         15          13
Fee Revenue/Total Revenue(3)           85          73         68          64
Trust Fees/Total Revenue(3)            67          55         54          40
ROA - New GAAP(3)                    2.68        1.46       0.91        2.08
ROE - New GAAP(3)                    22.4        21.9       18.4        26.5

(1) 1998 - 2000 CAGR . Mellon data excludes Mellon Leasing/Business Credit, regional consumer banking, middle market and jumbo mortgage businesses divested.

(2)  Mellon EPS growth goal. Competitor data obtained from First Call.

(3) Second Quarter 2001 results. Excludes the loss on Mellon Leasing/Business Credit divestitures and the fair value adjustment of venture capital investments.

                       Pro Forma Price/Earnings Multiple

                                     [GRAPH]

                    Mellon Pro Forma   18X [Current]   23x
                    Northern Trust                     26x
                    State Street                       24x
                    Bank of New York                   21x

Note: P/E ratios calculated using share prices as of 7/13/01 (Mellon @ $44.58).
      Mellon Pro Forma assumes new GAAP EPS of $1.90. Competitor 2001 new GAAP EPS estimates based on First Call estimates and company reports.

                          Pro Forma P/E to Growth (PEG)


                                     [GRAPH]

                    Mellon Pro Forma   1.5  [Current]  1.7x(1)
                    Northern Trust                     2.0x
                    State Street                       1.7x
                    Bank of New York                   1.6x

Note: New GAAP P/E ratios same as previous slide.

(1)  Based on Mellon's stated long-term growth rate goal of 14%+.

                                     Summary

 .    High growth financial services franchise

 .    Focus on high growth, fee-based businesses

 .    High quality/low risk fee-based revenue strategy

 .    Commitment to growth

 .    A compelling investment opportunity

                                    Appendix

                        Impact of Discontinued Operations

                                                          Regional        Mellon
($ millions, except EPS)                                  Consumer/       Leasing/                 Pro Forma
                                                          Small Bus./     Business                Continuing
New GAAP                                    Mellon*      Middle Mkt.*     Credit**     Other***   Operations
--------------------                      -------------------------------------------------------------------
Net Interest Revenue                         $1,150        $(542)          $ (4)         $   -      $  604
Fee Revenue                                   3,499         (274)            (5)           (44)      3,176
                                          -------------------------------------------------------------------
     Total Revenue                            4,649         (816)            (9)           (44)      3,780
Expenses                                      2,879          465             20              -       2,394
Pretax Income                                 1,770         (351)            11            (44)      1,386
                                          -------------------------------------------------------------------
Taxes                                           644          125              4             15         508
                                          -------------------------------------------------------------------
Net Income                                   $1,126        $(226)          $  7          $ (29)     $  878
Fully Diluted Operating EPS                  $ 2.35        $(.47)          $.01          $(.06)     $ 1.83


 *  6/30/01 YTD annualized
**  June 2001 YTD
**  June 2001 YTD consumer loan securitization gains

                            Pro Forma Balance Sheet

                                                               Regional
($ billions)                                                   Consumer /          Other
                                  As of*          As of*       Small Bus. /     Discontinued
                                  3/31/01        6/30/01     Middle Market       Operations      Pro Forma
------------------------------------------------------------------------------------------------------------
Money Market / Securities        $ 10.5          $ 13.7         $ (5.8)          $ 3.7          $ 11.6
Loans (Net)                        25.0            19.4           (6.1)           (3.5)            9.8
Goodwill / Intangibles              2.0             1.7           (0.2)              -             1.5
Other                               8.8             8.6           (0.6)           (0.2)            7.9
------------------------------------------------------------------------------------------------------------
    Total Assets                 $ 46.3          $ 43.4         $(12.6)          $   -          $ 30.8
Deposits                           31.7            31.0          (13.4)              -            17.6
Notes and Debentures                3.6             3.8              -               -             3.8
Purchased Funds / Other Liab.       6.1             4.2           (0.1)              -             4.1
Trust-preferred securities          1.0             1.0              -               -             1.0
Shareholders' equity                3.9             3.4            0.9               -             4.3
------------------------------------------------------------------------------------------------------------
    Total                        $ 46.3          $ 43.4         $ (12.6)       $     -          $ 30.8
Shareholders' Equity / Assets       8.4%                                                          14.0%
Tangible Equity / Assets            5.1%                                                          10.5%

*    Before continuing operations accounting

                             Mellon's Transformation

                            Strategic Focus on Growth

 .    Emphasis on high growth, fee-based businesses

 .    Focus acquisitions on growth strategy

 .    Sharpen strategic focus

     -    Divest non-core, scale driven, capital intensive-businesses

                     Focus Acquisitions on Growth Strategy

 .    Strategic acquisitions
     -    The Boston Company
     -    Dreyfus
     -    Newton


 .    Complementary acquisitions
     -    Buck Consultants                     -    Founders
     -    Mellon Investor Services             -    Trust Co. of Washington
     -    Standish, Ayer & Wood                -    Van Deventer & Hoch

                    Sharpen Focus with Divestitures / Exits


                               1999 / 2000 / 2001
                               ------------------

 .    Mid-Atlantic Region                   .    Jumbo mortgages
     -    Consumer Banking                 .    Large ticket leasing
     -    Small Business                   .    3rd party mutual fund
     -    Middle Market                         administration contract
 .    Mortgage Banking                      .    Indirect Auto
 .    Credit Card                           .    Leverage Finance Transactions
 .    ATM Processing

                        2nd Qtr 2001 Financial Results

                         Mellon Financial Corporation
                            Discontinued Businesses

 .    Mellon's emphasis on high growth, fee-based businesses has resulted in
     -    Divesting non-core, capital intensive businesses
     -    Discontinuing low growth, low return businesses

 .    Mellon's current discontinued businesses are:
     -    Mellon Leasing                        -    Middle Market Lending
     -    Mellon Business Credit                -    Jumbo Mortgages
     -    Retail Consumer Banking               -    Consumer Lending

                         Mellon Financial Corporation
                        Continuing Business Operations

 .    Net income shown using continuing operations accounting as follows:

     Income / (loss) from continuing operations
     Income / (loss) from discontinued operations
     --------------------------------------------
     Net income

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

                                                       Net        Fully Diluted
($ millions, except EPS)                             Income            EPS
                                                     ------       -------------
Continuing Operations - Operating                    $ 191             $ .40
Fair value adjustment
   Venture capital portfolio                           (91)             (.19)
Discontinued Operations:
   Income from operations                               73               .15
   Losses on retained assets*                          (17)             (.03)
   Loss on disposal                                   (101)             (.21)
                                                     ------            ------
Total Discontinued Operations                          (45)             (.09)
                                                     ------            ------
Reported results                                      $ 55             $ .12

* Represents Losses on assets retained by Mellon related to the Mellon Leasing / Business Credit Divestitures

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

                                                       2nd Qtr         2nd Qtr
Continuing Business Operations                          2001             2000
------------------------------                         -------         -------
Fully Diluted Operating EPS*                            $.40            $.38**
Operating ROE*                                          20.5%           19.9%
Operating ROA*                                          2.45            2.42

* 2nd Qtr 2001 excludes a $91 million after-tax charge for the fair value adjustment of investments in the venture capital portfolio

**   Includes $0.15 from expired 3rd party mutual fund administration contract

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

          New GAAP                             2nd Qtr         2nd Qtr
Continuing Business Operations                  2001            2000
------------------------------                 -------         -------
   Fully Diluted Operating EPS*                $.43            $.41**
   Operating ROE*                              22.4%           21.7%
   Operating ROA*                              2.68            2.65

* Exclude the after-tax impact of goodwill amortization from purchase acquisitions. EPS currently $.03 / share higher than reported EPS . 2nd Qtr 2001 excludes a $91 million after-tax charge for the fair value adjustment of investments in the venture capital portfolio.

**   Includes $.015 from expired 3rd party mutual fund administration contract

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

($ millions)                                 2nd Qtr                 2nd Qtr
Continuing Business Operations                2001                    2000
------------------------------               -------                 -------
Total fee revenue
     Reported                                $ 634                  $  715
     Adjusted*                                 709                     693
Trust and investment fees
     Reported                                $ 620                  $  558
     Adjusted*                                 557                     534
End of period S&P 500                         1224                    1455

* Excludes the impact of acquisitions, the fair value adjustment of investments in the venture capital portfolio and the impact of the expired mutual fund administration contract.

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

                                                   2nd Qtr        2nd Qtr
Continuing Business Operations                      2001           2000
------------------------------                     -------        -------
   Fee revenue / total revenue*                      85%            84%
   Trust fees / total revenue*                       67             64

* Excludes the impact of the fair value adjustment to investments in the venture capital portfolio.

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

                                              2nd Qtr       1st Qtr      2nd Qtr
Continuing Business Operations                 2001          2001         2000
------------------------------                -------       -------      -------
   Investment Management Revenue              $332MM        $324MM       $307MM
   Assets Under Management                    $546B         $520B        $521B

   Memo:
   End of period S&P 500                      1224          1160         1455

                          Mellon Financial Corporation
                         2nd Qtr 2001 Financial Results

($ millions)                              2nd Qtr       2nd Qtr
Continuing Business Operations              2001          2000
------------------------------            -------       -------
Fee Revenue
-----------
Administration and Custody
   Reported                                 $209          $173
   Adjusted*                                 148           150
Assets Under Admin / Custody                 2.3T          2.3T

* Excludes the impact of acquisitions and the impact of the expired mutual fund administration contract

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results


($ millions)                                      2nd Qtr         2nd Qtr
Continuing Business Operations                      2001            2000
------------------------------                    -------         -------
Benefits Consulting                                 $69             $63
Cash Management                                      61              52
Foreign Currency / Securities
    Trading                                          47              42
Financing Related / Equity Investment*               32              51

* Excludes the impact of the $140 fair value adjustment to the venture capital portfolio

                          Mellon Financial Corporation
                         2nd Qtr 2001 Financial Results

Venture Capital
---------------

 .    Mellon recorded a charge for fair value adjustments to the venture capital portfolio

     - $140 million pre-tax

         . $67 million - Old Economy related

         . $73 million - New Economy related

     - Primarily related to fair values of private equity investments

                          Mellon Financial Corporation
                         2nd Qtr 2001 Financial Results

($ millions)                                                   Carrying
                                                                 Value
                                                               @ 6/30/01
                                                               ---------
Private Companies @ cost                                          $413
Private Companies @ estimated fair value                           112
Public Companies                                                     8
                                                                  ----
   Total Direct Portfolio                                         $533
Fund Investments                                                   185
                                                                  ----
   Total Carrying Value                                           $718

                          Mellon Financial Corporation
                         2nd Qtr 2001 Financial Results

                                                   2nd Qtr         2nd Qtr
Continuing Business Operations                       2001            2000
------------------------------                     -------         -------
Net Interest Revenue ($ millions)
---------------------------------
Net interest revenue                                 $141            $142
Net interest margin                                  2.60%           2.87%
Average Balances ($ billions)
-----------------------------
Securities / Liquid Assets                          $11.2            $8.6
Loans                                                10.5            11.4
Loans as % of Interest
  Earning Assets                                       48%             57%

          Mellon Financial Corporation 2nd Qtr 2001 Financial Results

($ millions)
                                                  2nd Qtr         2nd Qtr
Continuing Business Operations                     2001            2000
------------------------------                    -------         -------
Operating expense
   Reported                                         $613           $553
   Adjusted*                                         561            551
Efficiency ratio - Reported                           64%            62%

* Excludes the impact of acquisitions and net expense (revenue) from acquired property

          Mellon Financial Corporation 2nd Qtr 2001 Financial Results

($ millions)                                       2nd Qtr        2nd Qtr
Continuing Business Operations                      2001            2000
------------------------------                     -------        -------
Net credit losses                                   $20              $8
Annualized net credit losses                         75bp            29bp
Provision for credit losses                          $1              $9

                                                   6/30/01         3/31/01
                                                   -------         -------
Nonperforming assets                                $128            $192
Memo: Discontinued Business
      Operations - NPA's                              66             118

                         Mellon Financial Corporation
                        2nd Qtr 2001 Financial Results

Capital Management
------------------
 .    Repurchased 8.6 million shares in 2nd Qtr

 .    Repurchased 20.0 million shares June YTD

 .    10% net share reduction (53.8 million) over last 10 quarters
         ---
 .    23.6 million shares available for repurchase under a 25 million share repurchase program authorized May 2001

                                Sector Results

                         Mellon Financial Corporation
                                Sector Results

 .    Asset Management
     -    Wealth Management
     -    Global Asset Management

 .    Processing & Corporate Services
     -    Global Investment Services
     -    Global Cash Management
     -    Relationship Lending

                         Mellon Financial Corporation
                                Sector Results

                                                         6/30/01      6/30/00
                                                           YTD          YTD
% of Core Sector Revenue                                 -------      -------
------------------------
  Asset Management                                         42%           47%
  Processing & Corporate Services                          58            53

% of Core Sector Pretax
-----------------------
  Asset Management                                         47%           52%
  Processing & Corporate Services                          53            48

                         Mellon Financial Corporation
                                Sector Results

($ millions)
                                                           6/30/01       6/30/00
                              [Asset Management]             YTD           YTD
                                                           -------       -------
Revenue
-------
Wealth Management                                            $240          $215
Global Investment Management                                  518           550
                                                             ----          ----
    Total                                                     758           765

Pretax Income
-------------
Wealth Management                                            $109           $92
Global Investment Management                                  171           193
                                                             ----          ----
                                                              280           285

                         Mellon Financial Corporation
                                Sector Results

($ millions)
[Processing & Corporate Services]                       6/30/01    6/30/00
                                                          YTD        YTD
                                                        -------    -------
Revenue
-------
Global Investment Services                               $697       $534
Global Cash Management                                    205        181
Relationship Lending                                      162        156
                                                        -----      -----
   Total                                                1,064        871

Pretax Income
-------------
Global Investment Services                               $173       $135
Global Cash Management                                     59         53
Relationship Lending                                       84         74
                                                        -----      -----
                                                          316        262

                         Mellon Financial Corporation
                                Sector Results
                                                              Growth
Core Sectors                                      ------------------------------
                                                    2nd Qtr           June YTD
Pretax Income                                     2001 / 2000       2001 / 2000
-------------                                     -----------       -----------
Asset Management                                       8%               (2)%

Processing and Corporate Services                     14%                21%

    Core Sectors                                      11%                 9%

    Core Sectors, EPS                                 15%                13%

                    [LOGO OF MELLON FINANCIAL CORPORATION]